Exhibit 99.1

Collateral Tables

6

THE MORTGAGE POOL

Loan Programs

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to- Value Ratio (%)
5 Year Term	3	$92,414	0.01%	30,805	10.033	59.00	727	69.8
10 Year Term	777	24,457,565	1.71	31,477	7.884	118.94	729	74.0
15 Year Term	7,438	301,106,518	20.99	40,482	7.920	178.93	724	80.8
20 Year Term	266	13,621,464	0.95	51,209	9.395	237.48	691	81.2
25 Year Term	3	98,777	0.01	32,926	9.615	298.40	687	83.0
30 Year Term	2,784	160,857,561	11.22	57,779	8.011	357.23	725	84.7
	179	10,226,556	0.71	57,132	8.586	119.05	732	90.4
10 Year Term - 10 Year Interest Only Period	1	60,000	0.00	60,000	7.950	118.00	802	84.4
15 Year Term - 15 Year Interest Only Period	717	43,967,271	3.07	61,321	8.322	179.08	735	89.4
25 Year Term - 10 Year Interest Only Period	2,407	149,190,213	10.40	61,982	8.353	299.07	729	87.0
30 Year Term - 10 Year Interest Only Period	5	258,431	0.02	51,686	11.636	359.40	676	91.9
30/10 Fixed Balloon	1	45,361	0.00	45,361	10.150	118.00	777	99.9
30/15 Fixed Balloon	15,349	730,171,497	50.91	47,571	8.436	178.81	730	90.5
30/20 Fixed Balloon	1	61,044	0.00	61,044	9.250	237.00	756	99.9
Total	29,931	$1,434,214,671	100.00%

___________
(1) Less than 0.01%

Original Terms to Stated Maturity(1)

Original Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
60	3	$92,414	0.01%	30,805	10.033	59.00	727	69.8
120	958	34,789,481	2.43	36,315	8.093	118.97	730	78.9
180	23,504	1,075,245,286	74.97	45,747	8.286	178.85	728	87.7
240	267	13,682,508	0.95	51,245	9.394	237.48	691	81.3
300	2,410	149,288,989	10.41	61,946	8.354	299.06	729	87.0
360	2,789	161,115,992	11.23	57,768	8.017	357.23	725	84.7
Total	29,931	$1,434,214,671	100.00%
____________
(1)As of the Closing Date, the weighted average original term to stated maturity of the Mortgage Loans was approximately 212 months.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstandingg	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0.01 - 25,000.00	7,135	$132,727,499	9.25%	18,602	8.514	192.88	730	86.6
25,000.01 - 50,000.00	12,740	466,376,278	32.52	36,607	8.360	201.71	728	88.5
50,000.01 - 75,000.00	5,774	352,448,621	24.57	61,041	8.198	211.20	727	87.0
75,000.01 - 100,000.00	2,442	214,579,228	14.96	87,870	8.091	218.26	724	85.8
100,000.01 - 150,000.00	1,299	158,163,846	11.03	121,758	8.237	222.73	729	86.9
150,000.01 - 200,000.00	376	65,867,474	4.59	175,179	8.228	231.03	730	85.6
200,000.01 - 250,000.00	112	25,579,895	1.78	228,392	7.914	243.76	737	83.3
250,000.01 - 300,000.00	23	6,421,274	0.45	279,186	8.447	230.27	739	83.1
300,000.01 - 350,000.00	13	4,260,353	0.30	327,719	8.399	226.69	730	77.9
350,000.01 - 400,000.00	5	1,893,873	0.13	378,775	9.157	204.62	709	74.9
400,000.01 - 450,000.00	5	2,225,116	0.16	445,023	9.122	239.77	751	85.9
450,000.01 - 500,000.00	6	2,996,213	0.21	499,369	8.119	238.49	746	78.7
650,000.01 - 700,000.00	1	675,000	0.05	675,000	8.625	298.00	702	95.0
Total	29,931	$1,434,214,671	100.00%
___________
(1) As of the Closing Date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $47,917.

State Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Alabama	853	$31,822,237	2.22%	37,306	8.120	195.12	730	92.3
Alaska	94	5,504,267	0.38	58,556	8.360	213.84	726	88.1
Arizona	1,097	55,830,242	3.89	50,894	8.323	201.59	727	86.1
Arkansas	11	361,129	0.03	32,830	8.699	218.82	726	87.7
California	4,250	312,691,050	21.80	73,574	7.881	233.31	730	79.0
Colorado	1,156	54,320,102	3.79	46,990	8.397	203.94	734	91.5
Connecticut	417	20,544,686	1.43	49,268	8.277	230.72	724	87.5
Delaware	118	5,906,082	0.41	50,052	8.509	195.94	726	89.3
District of Columbia	36	2,137,736	0.15	59,382	8.361	216.80	731	84.2
Florida	1,210	57,050,928	3.98	47,150	8.305	208.75	725	85.0
Georgia	965	39,608,317	2.76	41,045	8.499	201.38	724	92.8
Hawaii	140	11,475,615	0.80	81,969	8.049	186.59	735	77.5
Idaho	423	18,177,753	1.27	42,973	8.130	192.66	731	86.2
Illinois	773	33,021,037	2.30	42,718	8.514	199.40	723	90.4
Indiana	600	19,597,277	1.37	32,662	8.415	190.25	722	92.2
Iowa	210	6,397,902	0.45	30,466	8.399	189.95	734	94.8
Kansas	260	8,886,240	0.62	34,178	8.340	211.52	732	93.1
Kentucky	451	14,906,736	1.04	33,053	8.149	191.33	730	92.6
Louisiana	134	4,756,232	0.33	35,494	8.405	196.01	717	87.9
Maine	116	4,787,019	0.33	41,267	8.326	206.88	727	87.2
Maryland	690	40,533,220	2.83	58,744	8.506	211.16	722	88.0
Massachusetts	655	35,269,053	2.46	53,846	8.173	229.36	725	87.7
Michigan	722	24,034,627	1.68	33,289	8.343	199.32	731	92.2
Minnesota	809	36,423,329	2.54	45,023	8.267	195.73	732	91.7
Mississippi	117	4,062,127	0.28	34,719	8.156	182.14	730	89.5
Missouri	767	26,807,433	1.87	34,951	8.194	196.83	726	90.9
Montana	73	3,035,550	0.21	41,583	8.626	212.59	736	89.0
Nebraska	100	3,570,043	0.25	35,700	8.022	221.84	735	92.5
Nevada	228	13,282,479	0.93	58,256	8.297	204.18	731	88.2
New Hampshire	151	7,018,979	0.49	46,483	8.019	211.48	723	85.4
New Jersey	877	46,041,331	3.21	52,499	8.535	196.18	719	84.9
New Mexico	266	11,466,944	0.80	43,109	8.464	206.85	725	87.9
New York	813	47,361,178	3.30	58,255	8.438	213.76	721	83.0
North Carolina	794	29,118,210	2.03	36,673	8.623	211.97	724	92.1
North Dakota	34	1,222,056	0.09	35,943	8.132	179.74	727	91.7
Ohio	1,167	37,968,668	2.65	32,535	8.180	193.40	731	93.4
Oklahoma	289	10,155,320	0.71	35,140	8.504	220.52	730	92.9
Oregon	797	40,716,849	2.84	51,088	8.132	211.05	731	87.2
Pennsylvania	948	40,307,334	2.81	42,518	8.516	207.74	724	89.4
Rhode Island	125	6,141,841	0.43	49,135	8.587	234.45	716	87.6
South Carolina	209	7,681,942	0.54	36,756	8.586	241.29	724	90.0
South Dakota	39	1,551,867	0.11	39,791	7.849	177.08	731	87.4
Tennessee	683	23,880,143	1.67	34,964	8.221	192.90	728	92.2
Texas	1,588	52,708,515	3.68	33,192	8.505	205.49	737	95.3
Utah	770	33,371,048	2.33	43,339	8.450	192.36	732	90.7
Vermont	39	1,304,257	0.09	33,442	9.408	205.80	709	83.9
Virginia	1,016	57,891,189	4.04	56,980	8.378	209.84	726	88.0
Washington	1,055	51,836,179	3.61	49,134	8.818	202.05	725	88.8
West Virginia	70	2,913,242	0.20	41,618	8.836	205.85	724	89.4
Wisconsin	628	24,894,420	1.74	39,641	8.124	190.16	730	90.8
Wyoming	98	3,862,710	0.27	39,415	8.430	194.35	730	86.1
Total	29,931	$1,434,214,671	100.00%
_________
(1) As of the Closing Date, no more than approximately 0.17% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

Original Combined Loan-to-Value Ratios(1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
50.00 or Less	1,155	$58,625,821	4.09%	50,758	7.111	222.07	744	40.6
50.01 - 55.00	472	25,224,122	1.76	53,441	7.304	213.84	735	52.6
55.01 - 60.00	515	27,491,362	1.92	53,381	7.279	219.26	731	57.5
60.01 - 65.00	612	34,790,005	2.43	56,846	7.416	215.68	731	62.6
65.01 - 70.00	864	48,061,426	3.35	55,627	7.536	208.14	723	67.7
70.01 - 75.00	944	51,789,447	3.61	54,862	7.659	210.95	724	72.7
75.01 - 80.00	1,471	82,230,313	5.73	55,901	7.820	213.15	723	78.1
80.01 - 85.00	1,933	85,053,965	5.93	44,001	7.986	210.97	721	82.9
85.01 - 90.00	7,024	289,749,575	20.20	41,251	8.362	211.25	725	88.9
90.01 - 95.00	6,463	302,926,465	21.12	46,871	8.400	210.00	724	94.1
95.01 - 100.00	8,478	428,272,170	29.86	50,516	8.761	207.21	732	99.5
Total	29,931	$1,434,214,671	100.00%
_________
(1) As of the Closing Date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 87.04%.

Current Mortgage Rates(1)

Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
5.001 - 5.500	8	$708,355	0.05%	88,544	5.196	198.59	791	56.2
5.501 - 6.000	652	54,376,776	3.79	83,400	5.988	295.48	735	66.4
6.001 - 6.500	778	47,176,147	3.29	60,638	6.395	217.36	742	71.6
6.501 - 7.000	1,956	111,589,895	7.78	57,050	6.862	206.69	734	77.6
7.001 - 7.500	3,940	190,563,248	13.29	48,366	7.381	197.11	736	81.3
7.501 - 8.000	6,157	287,670,609	20.06	46,723	7.817	203.37	730	88.3
8.001 - 8.500	5,211	231,125,511	16.12	44,353	8.334	204.25	730	91.0
8.501 - 9.000	4,482	197,130,546	13.74	43,983	8.804	211.29	723	91.5
9.001 - 9.500	2,602	117,230,095	8.17	45,054	9.327	217.20	722	92.3
9.501 - 10.000	2,040	92,826,118	6.47	45,503	9.801	208.83	717	93.4
10.001 - 10.500	835	39,713,895	2.77	47,562	10.308	210.51	718	93.0
10.501 - 11.000	604	31,076,203	2.17	51,451	10.801	224.44	711	93.7
11.001 - 11.500	219	10,195,623	0.71	46,555	11.305	208.56	703	94.0
11.501 - 12.000	245	12,588,978	0.88	51,384	11.860	220.00	707	93.5
12.001 - 12.500	65	4,040,823	0.28	62,167	12.275	224.60	681	90.7
12.501 - 13.000	46	2,235,755	0.16	48,603	12.807	238.88	675	93.2
13.001 - 13.500	41	1,989,101	0.14	48,515	13.342	222.27	696	94.6
13.501 - 14.000	23	874,200	0.06	38,009	13.815	252.26	691	94.6
Greater than 14.000	27	1,102,794	0.08	40,844	14.805	249.77	682	94.7
Total	29,931	$1,434,214,671	100.00%
__________
(1) As of the Closing Date, the weighted average current mortgage rate of the Mortgage Loans was approximately 8.269% per annum. As of the Closing Date, the weighted average current mortgage rate of the Mortgage Loans net of the Master Servicing Fees and the Trustee Fee was approximately 7.760% per annum.

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Single Family Residence	21,349	$1,012,026,757	70.56%	47,404	8.175	209.89	726	85.6
Planned Unit Development	5,929	306,321,279	21.36	51,665	8.399	210.98	730	90.4
Low-rise Condominium	2,016	84,184,154	5.87	41,758	8.608	216.28	737	91.3
2 Family Home	358	17,295,148	1.21	48,310	9.027	207.02	731	88.0
High-rise Condominium	172	8,531,094	0.59	49,599	8.756	219.03	740	92.6
3 Family Home	55	2,762,782	0.19	50,232	10.310	208.24	739	88.3
4 Family Home	41	2,662,964	0.19	64,950	9.855	210.74	721	80.1
Hotel Condominium	11	430,493	0.03	39,136	9.051	177.68	724	95.6
Total	29,931	$1,434,214,671	100.00%

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Refinance (cash-out)	14,114	$722,950,253	50.41%	51,222	7.966	210.43	721	81.3
Purchase	12,587	542,806,762	37.85	43,124	8.733	211.02	738	95.7
Refinance (rate/term)	3,230	168,457,656	11.75	52,154	8.076	209.18	724	83.7
Total	29,931	$1,434,214,671	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Primary Residence	28,074	$1,369,020,834	95.45%	48,765	8.218	210.86	727	87.0
Secondary Residence	835	32,570,960	2.27	39,007	8.944	203.64	747	89.2
Investment Property	1,022	32,622,878	2.27	31,921	9.741	202.54	733	85.9
Total	29,931	$1,434,214,671	100.00%
___________
(1) Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Range of Remaining Terms to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
1 - 120	979	$35,065,500	2.44%	35,818	8.101	118.64	731	78.8
121 - 180	23,493	1,075,143,445	74.96	45,764	8.286	178.87	728	87.7
181 - 300	2,689	163,344,156	11.39	60,745	8.441	293.80	726	86.5
301 - 360	2,770	160,661,570	11.20	58,001	8.015	357.58	725	84.7
Total	29,931	$1,434,214,671	100.00%
____________
(1) As of the Closing Date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 211 months.

Documentation Programs

Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Reduced	9,566	$470,313,613	32.79%	49,165	7.740	194.06	724	81.1
Streamlined	7,940	386,923,804	26.98	48,731	8.420	235.30	722	89.6
Full	4,081	235,913,261	16.45	57,808	9.058	211.27	739	89.8
Alternative	5,112	211,871,640	14.77	41,446	8.247	208.88	726	91.3
Super-Streamlined	3,155	124,859,945	8.71	39,575	8.249	195.29	743	88.6
Stated Income/Stated Asset	77	4,332,410	0.30	56,265	10.944	257.76	715	91.9
Total	29,931	$1,434,214,671	100.00%

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
Greater than 820	11	$531,376	0.04%	48,307	8.137	199.51	826	67.0
801 - 820	797	33,895,506	2.36	42,529	8.110	206.52	807	82.0
781 - 800	2,630	120,209,406	8.38	45,707	8.017	209.10	789	83.9
761 - 780	4,118	198,384,814	13.83	48,175	8.090	209.44	770	86.4
741 - 760	4,862	232,291,265	16.20	47,777	8.162	210.27	750	88.4
721 - 740	4,570	224,663,129	15.66	49,160	8.145	209.26	731	87.8
701 - 720	4,592	228,604,124	15.94	49,783	8.195	210.75	710	88.0
681 - 700	3,978	193,044,951	13.46	48,528	8.401	213.57	691	88.2
661 - 680	2,765	131,098,008	9.14	47,413	8.613	209.70	671	87.0
641 - 660	1,105	48,184,202	3.36	43,606	9.102	212.20	652	83.7
621 - 640	459	21,164,779	1.48	46,111	9.581	221.24	632	83.3
601 - 620	42	2,056,740	0.14	48,970	9.426	213.13	617	83.8
581 - 600	2	86,371	0.01	43,186	11.117	219.60	589	93.0
Total	29,931	$1,434,214,671	100.00%
____________
(1) As of the Closing Date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 728.

Prepayment Charge Periods

Prepayment Charge Periods (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0	20,887	$955,915,326	66.65%	45,766	8.602	209.23	728	89.5
6	11	543,920	0.04	49,447	10.091	226.35	741	97.1
12	358	23,161,655	1.61	64,697	8.423	209.49	721	87.9
20	1	34,564	0.00	34,564	10.990	238.00	687	100.0
24	22	987,972	0.07	44,908	10.692	189.25	706	95.5
26	1	45,873	0.00	45,873	8.499	179.00	756	46.2
30	1	171,796	0.01	171,796	8.625	358.00	695	89.8
36	3,396	166,906,968	11.64	49,148	7.559	243.29	725	81.9
48	3	214,817	0.01	71,606	10.122	244.35	657	75.9
60	5,251	286,231,779	19.96	54,510	7.546	195.65	729	81.6
Total	29,931	$1,434,214,671	100.00%
____________
(1) Less than 0.01%

Interest Only Periods at Origination

Interest Only Periods (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Combined Loan-to-Value Ratio (%)
0	26,622	$1,230,512,201	85.80%	46,222	8.254	201.62	727	86.9
120	2,591	159,675,199	11.13	61,627	8.374	287.63	729	87.2
180	718	44,027,271	3.07	61,319	8.321	178.99	735	89.4
Total	29,931	$1,434,214,671	100.00%